Exhibit 32.2



                      CERTIFICATION OF FINANCIAL STATEMENTS


Pursuant of 18 U.S.C. 63 1350, the Director and Acting CFO of PACE Health Management Systems, Inc. (the "Company") hereby certify that this Form 10-KSB and the financial statements thereto fully comply with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB and the financial statements thereto fairly present, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ John Pappajohn
                                        ---------------------------------------
                                        John Pappajohn
                                        Director and Acting CFO
                                        March 31, 2005































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